

SUPERIOR
DRILLING PRODUCTS

SECOND QUARTER 2020
FINANCIAL RESULTS CONFERENCE CALL

AUGUST 7, 2020

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

FOCUS ON DIVERSIFYING REVENUE AND COST REDUCTIONS

Compared with prior-year period unless otherwise noted



Furthering geographic diversification and developing new revenue streams

Drill-N-Ream® leading well bore conditioning tool increasing market penetration and expanding into more countries

- International revenue up 66%

Leverage manufacturing and machining expertise to penetrate Defense industry and other critical industrial applications

- ISO 9001 and AS9100 certifications

Continuing to reduce costs for challenged market conditions

Completed phase two of cost reduction plan

Reduced cash burn to ~$900 thousand per month

Q2 impacted by dramatic decline in global oil demand and related rig count decline

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

SIGNIFICANT REDUCTION IN DRILLING ACTIVITY

Compared with prior-year period unless otherwise noted
($ in millions)



$4.5
$5.1
$4.3
$5.4
$2.0
$2.6
$3.2
$2.9
$3.6
$1.3
$2.0
$1.9
$1.4
$1.7
$0.7
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20



$18.2
$19.0
$16.7
$13.1
$12.1
$11.0
$5.1
$6.9
$5.7
2018
2019
Q2 20 TTM
Contract Services Revenue
Tool Revenue

Numbers may not sum due to rounding

Growing pre-COVID even as U.S. rig count was declining

International and contract services expansion

Non-U.S. revenue increased 66% due to continued market penetration in the Middle East

U.S. average land rig count declined 60%

Tool revenue declined at a lower rate than the overall market

Value created by the DNR

Increase in market share by the Company's U.S. distributor

International expansion: $1.1 million in 1H 2020, up 175%

SUPERIOR DRILLING PRODUCTS

TOOL REVENUE

Compared with prior-year period unless otherwise noted
($ in millions)

Growth strategy interrupted by COVID-19

Further penetration in the Middle East partially offset lack of tool sales in the U.S.

Approximately $0.3 million from the rental of the DNR in the Middle East

Recurring revenue down only 38%, despite 60% decline in the U.S. rig count

Tool Revenue by Category



$2.6
$1.0
$1.6
Q2 19
$3.2
$1.4
$1.8
Q3 19
$2.9
$1.2
$1.7
Q4 19
$3.6
$1.8
$1.8
Q1 20
$1.3
$0.4
$1.0
Q2 20
$13.1
$6.6
$6.6
2018
$12.1
$5.3
$6.8
2019
$11.1
$4.8
$6.3
Q2 20 TTM
Other Related Tool Revenue*
Tool Sales / Rental

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

REDUCING COST AND OPERATIONAL STRUCTURES

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses



$4.8
$0.9
$1.8
$2.0
Q2 19
$5.3
$0.7
$2.5
$2.1
Q3 19
$4.7
$0.7
$1.9
$2.1
Q4 19
$5.1
$0.8
$2.0
$2.3
Q1 20
$3.1
$0.7
$1.3
$1.1
Q2 20
$17.9
$3.8
$7.1
$7.1
2018
$19.9
$3.4
$8.3
$8.2
2019
$18.2
$2.9
$7.7
$7.6
Q2 20 TTM
Cost of Revenue
S G & A
D & A

Advanced cost reduction plans

Reduced cash burn to $1.1 million/month in Q2

Completed phase two in Q3

- Further reduced cash burn to ~$900 thousand per month

Evaluating phase three initiatives

Lower amortization expense as a result of fully amortizing a portion of intangible assets in May 2019

Numbers may not sum due to rounding

OPERATING LEVERAGE

($ in thousands)

GAAP & Adjusted Net Income (Loss)*



GAAP Net Income
Adjusted Net Income
$318
($397)
$295
($418)
$124
($175)
$466
$198
($861)
($1,241)
2Q19
3Q19
4Q19
1Q20
2Q20



$2,468
($58)
$892
($936)
($275)
($1,336)
2018
2019
2Q20 TTM

Adjusted EBITDA*



$1,074
23.6%
$1,083
21.3%
$621
14.3%
$1,221
22.8%
-11.0%
($222)
2Q19
3Q19
4Q19
1Q20
2Q20



$5,074
27.8%
$3,972
20.9%
$2,702
16.1%
2018
2019
2Q20 TTM

* *Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

BALANCE SHEET IMPROVING

($ in millions)


Cash and Equivalents
$2.8
$1.2
$3.3
$2.5
9/30/2019
12/31/2019
3/31/2020
6/30/2020


Total Debt
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$6.9
$1.5
$5.4
12/31/2017
12/31/2018
12/31/2019
6/30/2020
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Positive working capital driven by strong U.S. accounts receivable collections

Reduced debt $700 thousand in the quarter; Debt down $1.1 million since 2019

Remaining $1.5 million Hard Rock note balance deferred until July 2021 and October 2022

Received $0.9 million from SBA PPP loan

- Plan to apply for forgiveness in Q3 2020

Discussing extension of mortgage to Feb 2022

Looking at Federal Reserve Main Street Lending Program

- Normal underwriting requirements
- Total refinance of all debt at lower rate

SUPERIOR DRILLING PRODUCTS

OUTLOOK AND OPPORTUNITIES



Evaluating the necessary actions for phase three cost reductions

Expect continued growth in international demand

- DNR to continue to further penetrate the global market

Opportunity to expand drill bit remanufacturing and original bit manufacturing capabilities internationally

Leveraging resources to find new revenue streams and increase existing customer demand

In process of obtaining ISO 9001 and AS 9100 certifications

- Expect certifications in place beginning calendar year 2021

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Supplemental Information

Adjusted Net Income Reconciliation

	Three Months Ended				
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
GAAP Net Income (Loss)	$ (397,424)	$ (417,758)	$ 124,634	$ 198,046	$ (1,241,281)
Add back:					
Atypical bonus expense	88,200	415,438	88,200	88,200	88,200
Inventory impairment	136,000	-	-	-	-
Asset held for sale impairment	-	6,143	-	-	-
Intangible amortization	505,000	291,666	291,666	291,666	291,667
Loss (Gain) on disposition of assets	(14,147)	-	(1,500)	(112,234)	-
Tax effect	-	-	-	-	-
Recovery of Related Party Note Receivable	-	-	(678,148)	-	-
Non-GAAP Adjusted Net Income (Loss)	$ 317,629	$ 295,489	$ (175,148)	$ 465,678	$ (861,414)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

Adjusted Net Income Reconciliation

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	June 30, 2020 TTM
GAAP Net Income (Loss)	$ (58,375)	$ (936,423)	$ (1,336,359)
Add back:			
Atypical bonus expense	377,746	680,038	680,038
Inventory impairment	116,396	136,000	-
Asset held for sale impairment	-	6,143	6,143
Loss (Gain) on disposition of assets	14,013	(15,647)	(113,734)
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Intangible amortization	2,400,000	1,699,999	1,166,665
Tax effect	(3,870)	-	-
Non-GAAP Adjusted Net Income(Loss)	$ 2,468,164	$ 891,962	$ (275,395)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
GAAP net income (loss)	$ (397,424)	$ (417,758)	$ 124,634	$ 198,046	$ (1,241,506)
Add back:					
Depreciation and amortization	930,410	738,555	748,333	760,764	680,375
Inventory Impairment	136,000	-	-	-	-
Interest expense (income), net	194,810	184,502	165,397	172,570	145,528
Share-based compensation	136,115	155,749	155,464	106,996	105,005
Net non-cash compensation	88,200	415,438	88,200	88,200	88,200
Recovery of Related Party Note Receivable	-	-	(678,148)	-	-
Loss (gain) on sale or disposition of assets	(14,147)	6,143	(1,500)	(112,234)	-
Income tax expense	-	-	18,550	6,210	225
Non-GAAP adjusted EBITDA(1)	$ 1,073,964	$ 1,082,629	$ 620,930	$ 1,220,552	$ (222,173)
GAAP Revenue	$ 4,543,442	$ 5,076,215	$ 4,341,010	$ 5,357,763	$ 2,024,388
Non-GAAP EBITDA Margin	*23.6%*	*21.3%*	*14.3%*	*22.8%*	*-11.0%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	June 30,2020 TTM
GAAP net income (loss)	$ (58,375)	$ (936,423)	$ (1,336,584)
Add back:			
Depreciation and amortization	3,760,231	3,428,403	2,928,027
Interest expense, net	718,673	703,758	667,997
Share-based compensation	518,956	629,180	523,214
Net non-cash compensation	377,746	680,038	680,038
Impairment on asset held for sale	-	6,143	-
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Inventory Impairment	116,396	136,000	-
(Gain) loss on sale or disposition of assets	14,013	(15,647)	(107,591)
Income tax (benefit) expense	3,640	18,550	24,985
Non-GAAP adjusted EBITDA(1)	$ 5,073,534	$ 3,971,854	$ 2,701,938
GAAP Revenue	$ 18,245,212	$ 18,997,014	$ 16,799,376
Non-GAAP EBITDA Margin	*27.8%*	*20.9%*	*16.1%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS